SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                             FORM 8

                       ------------------


               AMENDMENT TO APPLICATION OR REPORT
          Filed Pursuant to Section 12, 13 or 15(d) of
              THE SECURITIES EXCHANGE ACT OF 1934

                          P-COM, INC.

                        AMENDMENT NO. 1

          The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 21, 1997, as set forth in the pages attached hereto:


     Item 7.  Financial Statements and Exhibits.
     -------------------------------------------
     The following financial statements and pro forma financial information are filed as a part of this report (Pro forma consolidated balance sheet is not being filed pursuant to Rule 11-02 of Regulation S-X. The balance sheet of P-COM, Inc. filed in connection with the P-
     COM, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 reflects balance sheet data for Columbia Spectrum Management, LP.):

     (a)   Financial Statements of Business Acquired.
           ------------------------------------------
           Columbia Spectrum Management, LP, a Delaware limited partnership.

           (1)   Report of Independent Auditors (Ernst & Young LLP);

           (2)   Balance Sheets as of December 31, 1996 and 1995;

           (3) Statements of Income and Partners' Capital for the fiscal years ended December 31, 1996 and 1995;

           (4) Statements of Cash Flows for the fiscal years ended December 31, 1996 and 1995

           (5) Notes to Financial Statements for the fiscal years ended December 31, 1996 and 1995.


     (b) Pro forma Financial Information P-COM, Inc. and Columbia Spectrum Management, LP.

           (1) Pro forma Combined Condensed Statements of Operations for the year ended December 31, 1996 (unaudited);

           (2) Pro forma Combined Condensed Statements of Operations for the three (3) months ended March 31, 1997
                 (unaudited); and

           (3)   Unaudited Notes to Pro Forma Combined Statements of
                 Operations.

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



       P-COM, INC.
       -----------------------------
       (Registrant)



By:    /s/ Michael J. Sophie
       -----------------------------

Name:  Michael J. Sophie
       -----------------------------

Title: Chief Financial Officer
       -----------------------------

Date:  May 20, 1997
       -----------------------------




                               EXHIBIT INDEX

                                                              Sequentially
Item 7.  Financial Statements and Exhibits                    Numbered Page
------------------------------------------------------------------------------

         (a)   Financial Statements of Business Acquired.
               ------------------------------------------
         Columbia Spectrum Management LP, a Delaware Limited
         Partnership.

               (1)   Report of Independent Auditors
                     (Ernst & Young LLP); ........................    4

               (2)   Balance Sheets as of December 31,
                     1996 and 1995; ..............................    5

               (3)   Statements of Income and Partners'
                     Capital for the fiscal years ended
                     December 31, 1996 and 1995 ..................    6

               (4)   Statements of Cash Flows for the
                     fiscal years ended December 31,
                     1996 and 1995 ...............................    8

               (5)   Notes to Financial Statements for
                     the fiscal years ended December 31,
                     1996 and 1995 ...............................    9

         (b)   Pro forma Financial Information
               -------------------------------
         P-COM, Inc. and Subsidiaries.

               (1)   Pro forma Combined Condensed
                     Statements of Operations for the
                     year ended December 31, 1996
                     (unaudited); ................................    14

               (2)   Pro forma Combined Condensed
                     Statements of Operations for the
                     three (3) months ended March 31,
                     1997 (unaudited); and .......................    16

               (3)   Unaudited Notes to Pro Forma
                     Combined Statements of Operations ...........    17